iShares®

iShares Trust

Supplement dated September 1, 2022 (the “Supplement”) to the

Prospectus and Statement of Additional Information (“SAI”)

for each of the funds listed in Appendix A (each, a “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, each Fund’s Prospectus and SAI, as applicable.

The following changes are expected to take place on or around September 12, 2022.

Change in “Administrator, Custodian and Transfer Agent” section of the Prospectus

The section of the Prospectus entitled “Administrator, Custodian and Transfer Agent” for each Fund is amended to replace the first sentence with the following:

The Bank of New York Mellon (“BNY Mellon”) is the administrator, custodian and transfer agent for the Fund.

Change in “Administrator, Custodian and Transfer Agent” section of the SAI

The section of the SAI entitled “Administrator, Custodian and Transfer Agent” for each Fund is amended to replace the first and second paragraphs with the following:

Administrator, Custodian and Transfer Agent. The Bank of New York Mellon (“BNY Mellon”) serves as administrator, custodian and transfer agent for the Funds under the Master Services Agreement (the “Master Services Agreement”). BNY Mellon’s principal address is 240 Greenwich Street, New York, NY 10286. Pursuant to the Master Services Agreement with the Trust, BNY Mellon provides necessary administrative, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, BNY Mellon makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Master Services Agreement with the Trust, BNY Mellon maintains, in separate accounts, cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. BNY Mellon is required, upon the order of the Trust, to deliver securities held by BNY Mellon and to make payments for securities purchased by the Trust for each Fund. BNY Mellon is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Master Services Agreement with the Trust, BNY Mellon acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, BNY Mellon receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.

Prior to September 12, 2022, State Street Bank and Trust Company (“State Street”) served as administrator, custodian and transfer agent for each Fund. The following table sets forth the administration, custodian and transfer agency expenses of each Fund paid by BFA to State Street for the fiscal years noted:

Changes to Further References to State Street Bank and Trust Company in the Prospectus and SAI

References to “State Street Bank and Trust Company” and “State Street” are hereby replaced with references to “The Bank of New York Mellon” and “BNY Mellon,” as applicable, in the section of the Prospectus entitled “Index Provider” for each Fund and the sections of the SAI entitled “Acceptance of Orders for Creation Units” and “Placement of Redemption Orders” for each Fund.

Appendix A

Supplement to the Prospectus and SAI both dated as of September 1, 2022:

iShares Core Dividend Growth ETF

iShares Select Dividend ETF

iShares Morningstar U.S. Equity ETF

iShares Morningstar Mid-Cap Value ETF

iShares Core U.S. REIT ETF

iShares U.S. Dividend and Buyback ETF

iShares Core High Dividend ETF

iShares Morningstar Value ETF

iShares Morningstar Small-Cap ETF

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-BNY-0921

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FOR FUTURE REFERENCE